                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 8, 2003


                          MINORPLANET SYSTEMS USA, INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                 0-26140                 51-0352879
-------------------------------     ----------------      ----------------------
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation or Organization)          Number)           Identification Number)


               1155 Kas Drive, Suite 100, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On October 8, 2003, Minorplanet Systems USA, Inc. (the "Company") received notice from the Nasdaq Staff stating that the Company is not in compliance with Marketplace Rule 4310(c)(4), which requires the closing bid price of the Company's common stock to be at least $1.00 per share. As Nasdaq had previously granted two 180-day extensions, the Company was given 90 additional calendar days, or until January 6, 2004, to demonstrate 10 consecutive trading days whereby the minimum bid price for the Company's common stock closes at $1.00 per share or more. As per the notice, if the Company fails to demonstrate compliance with this minimum bid price requirement for 10 consecutive trading days on or before January 6, 2004, the Nasdaq Staff will issue a written notification to the Company delisting the Company's common stock from the Nasdaq SmallCap Market. At such time, the Company may appeal the Nasdaq Staff's determination with the Nasdaq Listing Qualifications Panel, which stays the effectiveness of the delisting pending a hearing before the Nasdaq Listing Qualifications Panel. There can be no assurance that the Nasdaq
Listing Qualifications Panel will reverse the Staff's decision to delist the Company's securities.

         The Company intends to effect a reverse stock split which it anticipates will bring the Company into compliance with the minimum bid closing price requirement. There can be no assurance that the Company will be able to effect such reverse stock split, or that if such reverse stock split is effected, that the closing bid price for our common stock will remain at least $1.00 for 10 consecutive trading days.

         A copy of the press release, dated October 14, 2003, announcing the Nasdaq delisting warning letter, is attached hereto as Exhibit 99.1. The delisting warning letter from Nasdaq, dated October 8, 2003, is attached hereto as Exhibit 99.2.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibits are filed with this document:

  EXHIBIT NO.                             DESCRIPTION
  -----------     ------------------------------------------------------------
         99.1     Press Release, dated October 14, 2003, announcing the Nasdaq delisting warning letter.

         99.2     Delisting warning letter from Nasdaq to the Company, dated
                  October 8, 2003.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MINORPLANET SYSTEMS USA, Inc.


                                        /s/ J. Raymond Bilbao
                                        ---------------------------------------
                                        J. Raymond Bilbao
                                        Senior Vice President, General Counsel
                                        & Secretary

Date: October 22, 2003

  EXHIBIT NO.                             DESCRIPTION
  -----------     ------------------------------------------------------------
         99.1     Press Release, dated October 14, 2003, announcing the Nasdaq delisting warning letter.

         99.2     Delisting warning letter from Nasdaq to the Company, dated
                  October 8, 2003.